UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2006

FTI CONSULTING, INC.

(Exact name of registrant as specified in charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1400, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 951-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment and Restatement of the FTI Consulting, Inc. 2006 Global Long-Term Incentive Plan Effective October 25, 2006

On and effective October 25, 2006, the Board of Directors (the “Board”) of FTI Consulting, Inc. (“FTI”), upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), approved and authorized the amendment and restatement of the FTI Consulting, Inc. 2006 Global Long-Term Incentive Plan (the “Amended 2006 Plan”). The Amended 2006 Plan incorporates changes to (a) provide that no more than 5% of stock based awards may be issued with minimum vesting terms over periods ending less than (i) one year from the date of grant in the case of performance based stock awards and (ii) three years from the date of grant in the case of other stock based awards, including restricted stock awards, (b) clarify that the Board may accelerate vesting terms and conditions or lapse of restrictions only for reasons of (i) death, (ii) disability, (iii) change in control, (iv) retirement of a grantee, or (v) a termination event (including termination by grantee for good reason, termination by FTI or it affiliates without cause or settlement or waiver of claims or proceedings arising out of a termination FTI or it affiliates without cause), (c) establish a maximum dollar cap of not more than $15.0 million per annum for individual cash based awards under section 6(g) of the plan, and (d) clarify that the Board will not amend the plan without stockholder approval if stockholder approval is required by the rules and regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other governmental or regulatory authority (including any other securities exchange) to which FTI is subject or on which FTI’s equity securities are then listed.

Pursuant to Section 7(e) of the Amended 2006 Plan, the Board has the power and authority to approve and adopt the Amended 2006 Plan without submitting it to stockholders of FTI for approval. FTI is filing the Amended 2006 Plan as Exhibit 10.1 to this Current Report on Form 8-K and it is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	FTI Consulting, Inc. 2006 Global Long-Term Incentive Plan [Amended and Restated Effective October 25, 2006]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: October 26, 2006	By:	/S/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	FTI Consulting, Inc. 2006 Global Long-Term Incentive Plan [Amended and Restated Effective October 25, 2006]